Exhibit 24.1








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


               Consent of Ernst & Young LLP, Independent Auditors

         We consent to the incorporation by reference, in the Registration Statement on Form S-8 pertaining to the Imatron Inc. Stock Bonus Incentive Plan, as amended, of our report dated February 9, 1996 with respect to the consolidated financial statements of Imatron Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1995, filed with the Securities and Exchange Commission.

Walnut Creek, California                              /s/ ERNST & YOUNG LLP
October 25, 1996                                      ---------------------
                                                      ERNST & YOUNG LLP





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on October 30, 1996.

                                    IMATRON INC.


                                    By: /s/ S. Lewis Meyer
                                        -------------------------------
                                                S. Lewis Meyer
                                    President and Chief Executive Officer


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


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas P. Boyd and S. Lewis Meyer, or either of them, his true and lawful attorney-in-fact, each with full power of substitution for him in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or their or his substitutes or substitute, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                          Title                       Date
     ---------                          -----                       ----


/s/ S. Lewis Meyer            President, Chief Executive      October 30, 1996
------------------            Officer and Director
S. Lewis Meyer


/s/ Douglas P. Boyd           Chairman of the Board           October 30, 1996
-------------------
Douglas P. Boyd


/s/ Gary H. Brooks            Vice President Finance,         October 30, 1996
------------------            Chief  Financial Officer,
Gary H. Brooks                and Chief Accounting
                              Officer


-------------------           Director                        October 30, 1996
John L. Couch


/s/ Terry Ross                Director                        October 30, 1996
-------------------
Terry Ross


/s/ Aldo Test                 Director                        October 30, 1996
-------------------
Aldo Test


/s/ Jose F. Nobre Guedes      Director                        October 30, 1996
------------------------
Jose Filipe Nobre Guedes

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